UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 1, 2019
Date of Report
(Date of earliest event reported)
WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On March 1, 2019 (the “Closing Date”), WSFS Financial Corporation (“WSFS” or the “Company”), the parent holding company of Wilmington Savings Fund Society, FSB (“WSFS Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of August 7, 2018, as amended on November 1, 2018 (the “Agreement”), by and between WSFS and Beneficial Bancorp, Inc. (“Beneficial”), the parent holding company of Beneficial Bank. On the Closing Date, (i) Beneficial was merged with and into WSFS, with WSFS continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”) and (ii) simultaneously with the Merger, Beneficial Bank was merged with and into WSFS Bank, with WSFS Bank continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-227573) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2018 and amended on November 2, 2018 (the “Registration Statement”).
At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of Beneficial was converted into the right to receive 0.3013 shares of common stock, par value $0.01 per share, of WSFS, with cash paid in lieu of fractional shares, and (ii) $2.93 in cash.
The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to the Registration Statement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On March 1, 2019, the Company issued a press release announcing the consummation of the Mergers. A copy of the Company’s press release dated March 1, 2019 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Other Exhibits.
(a) Financial Statements of the Business Acquired.
(i) The audited consolidated statements of financial condition of Beneficial Bancorp, Inc. as of December 31, 2018 and 2017, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes and report of the independent auditor thereto, are incorporated in this Form 8-K by reference to the Beneficial Bancorp, Inc. Annual Report on Form 10-K for the year ended December 31, 2018 (File No. 001-36806), which was filed with the SEC on February 26, 2019.
(b) Pro Forma Financial Information.
(i) The Company intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.
(d) Exhibits.

Number	Description
2.1
Agreement and Plan of Reorganization, dated as of August 7, 2018, as amended on November 1, 2018, by and between WSFS Financial Corporation and Beneficial Bancorp, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4/A (File No. 333-227573) filed by WSFS Financial Corporation on November 6, 2018)*

23.1	Consent of KPMG LLP, Beneficial Bancorp Inc.’s independent registered public accounting firm
99.1	Press Release dated March 1, 2019

*Schedules and exhibits omitted pursuant to Item 601(b)(2) or Regulation S-K. WSFS agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	March 1, 2019	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer